UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2010

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction	(Commission File Number)	(I.R.S.Employer
of incorporation)		Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.07- Submission of Matters to a Vote of Security Holders.

The Hanover Insurance Group, Inc. (“THG”) held its annual meeting of shareholders on May 11, 2010. At that meeting, THG’s shareholders elected each of THG’s nominees for director to hold office until the 2013 annual meeting of shareholders and until their successors are duly elected and qualified. THG’s shareholders also ratified the appointment of PricewaterhouseCoopers LLP as THG’s independent registered public accounting firm for 2010. The final voting results for each matter submitted to a vote of shareholders at the meeting are as follows:

Item 1 – Election of Directors

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes

Michael P. Angelini	34,707,402	1,073,032	77,233	2,089,412
P. Kevin Condron	35,112,769	669,427	75,471	2,089,412
Neal F. Finnegan	35,102,958	679,961	74,748	2,089,412

Item 2 – Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained
37,406,271	502,066	38,742

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc.

(Registrant)

Date: May 12, 2010	By:	/s/ J. Kendall Huber
J. Kendall Huber
Senior Vice President, General
Counsel and Asst. Secretary

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